UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Annual Report to Shareholders]

[Calvert Equity Income Fund Annual Report to Shareholders]

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/ interactives/metromonitor#overall

2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/ company/MarketReport.cfm?month=July&year=2012

3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA Today, July 15, 2012, www. usatoday.com/money/economy/story/2012-07-15/jobs-recovered/56242656/1

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 6

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Landmark Rules on Conflict Minerals & Extractive Revenue Payments

In August, the Securities and Exchange Commission (SEC) released landmark rules on conflict minerals and extractive revenue payments. Calvert played a leading role among investors in the complicated and controversial two year-long rule-making process for both rules, which require companies registered on U.S. exchanges to make unprecedented disclosures of these potentially material risks to investors.

Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502 requires companies to file Conflict Mineral Reports on their efforts to identify and eliminate the use of tin, tantalum, tungsten, and gold from the Eastern Democratic Republic of the Congo (DRC), where these “conflict minerals” have fueled a 14-year violent conflict, claiming over five million lives.

Supply chain due diligence that conforms to a nationally or internationally recognized framework and independent third party audits of due diligence are also required. We were also pleased that these reports must also be published on the internet for public consumption.

This far-reaching rule means investors will finally be able to assess one of the most critical human right-related risks they face in the world. However, we were disappointed in the two- to four-year phase-in (depending on size) for compliance, as well as the exclusion of mining companies from reporting requirements. Therefore, Calvert will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

As the lead investor supporting Dodd-Frank Section 1504, Calvert commends the SEC for its careful treatment of the complex and sensitive issues presented by the rulemaking to require oil, gas, and mining companies to disclose revenue payments they make to governments around the world. As the SEC acknowledged, these disclosures are essential to investors’ consideration of the growing social, regulatory, and taxation risks faced by oil, gas, and mining companies as they venture further into countries with poor governance, weak rule of law, and high levels of corruption.

As a result, about 1,100 companies will now have to file Section 1504 disclosures as part of their annual SEC submission. Despite lobbying from involved industries, no companies were exempt from the requirements. Finally, we were pleased to see that many of Calvert’s comments and suggestions to the SEC were included in the text of the final rules for Section 1504.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 7

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident exhibited by the company’s failed hedging strategy only reinforced our decision.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts, and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require car and light-duty truck efficiency to reach the equivalent of 54.5 mpg by 2025. This historic progress will benefit the environment and energy security by reducing oil consumption by an estimated 12 billion barrels while saving consumers about $1.7 trillion. The major automakers supported the new standards and have already begun work to provide more innovative, fuel-efficient, and cleaner vehicles.

Fuel economy rules are critical for the environment and investors. In the U.S., transportation alone represents nearly 30% of greenhouse gas emissions (GHGs), with about two-thirds coming from passenger cars and light-duty trucks.1 Furthermore, transportation emissions have grown faster than any other economic sector since 1990.2 Yet before 2010, the standards had not been changed for decades.

Calvert has long advocated for higher standards that we believe will help American automakers become more competitive. Higher standards will also boost U.S. policy efforts to mitigate climate change, as more than 90% of a vehicle’s contribution to climate change through GHGs is related to fuel consumption.3

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 8

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion. To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value.

Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts. The guide focuses on companies in the agriculture, food and beverage, apparel, electric power, insurance, mining, oil and gas, and tourism sectors—all of which are considered highly vulnerable to climate impacts.

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP). While written for all companies, it provides additional material for managers and executives in three highly vulnerable business sectors: food, beverage, and agriculture; water and energy utilities; and general manufacturing.

The Future We Want

In addition to the highlights from the June Rio + 20 Summit in Rio de Janeiro mentioned in the letter from CEO and President Barbara Krumsiek, other specific accomplishments included: The Natural Capital Declaration (NCD) was launched in Rio. It seeks to engage investors, governments, and insurers to develop tools for valuing “natural capital,” or goods and services derived from the environment, such as food, clean water, and biodiversity. Calvert is a signatory to the NCD and spoke at the launch, stressing the need for companies to disclose their use of natural resources and clarify potential impacts on local communities and Indigenous Peoples.

Avoided Deforestation Partners, a coalition of more than 400 companies of the Consumer Goods Forum, announced a new partnership with USAID to achieve their pledge to reach zero net deforestation within their supply chains by 2020. The kickoff event was held in Rio, featuring Jane Goodall as the keynote speaker. Member companies include Coca-Cola, Unilever, Procter & Gamble, 3M, Hewlett-Packard, General Mills, and Kellogg.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 9

1 ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.htm

2 NHTSA, EPA/NHTSA Fact Sheet on Rulemaking, www.nhtsa.gov/staticfiles/rulemaking/ pdf/cafe/CAFE_2014-18_Trucks_FactSheet-v1.pdf

3 Environmental Protection Agency, Greenhouse Gas Emissions from the U.S. Transportation Sector, www.epa.gov/otaq/climate/420r06003.pdf

As of September 30, 2012, the following companies represent the following percentages of Fund net assets: JPMorgan Chase 2.28% of Calvert Large Cap Value and 2.11% of Calvert Equity Income, Google 1.16% of Calvert Large Cap Value, Microsoft 2.38% of Calvert Large Cap Value and 1.96% of Calvert Equity Income, Unilever 1.33% of Calvert Large Cap Value and 1.36% of Calvert Equity Income, Procter & Gamble 2.26% of Calvert Large Cap Value and 1.96% of Calvert Equity Income, 3M 0.99% of Calvert Large Cap Value and 1.20% of Calvert Equity Income. Yahoo, Coca-Cola, Hewlett-Packard, General Mills, and Kellogg weren’t held by either Fund. Holdings are subject to change.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 10

Investment Performance

For the 12-month period ended September 30, 2012, Calvert Large Cap Value posted a 27.92% return versus the 30.92% return of the Russell 1000 Value Index. Adverse sector selection, including the effects of carrying a modest cash balance in strongly advancing markets, hurt the Fund’s relative performance for the period.

Investment Climate

An obvious sign that the economy has failed to gain traction is that unemployment is only now beginning to edge down from 9% to around 8%. Economic growth, once at a high of near 3%, stalled at its current 1.5% pace. However, the economy typically maintains growth rates well in excess of 3% during an economic rebound, especially after such a prolonged slowdown. The White House scrambled to reduce unemployment and to boost economic growth with the reelection campaign in full swing. The Federal Reserve went on record that monetary policy will be loose until unemployment is reduced to 7% or less.

CALVERT LARGE CAP
VALUE FUND
September 30, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 months	12 months
	ended	ended
	9/30/12	9/30/12
Class A	3.19%	27.92%
Class C	2.61%	26.49%
Class Y	3.31%	28.23%

Russell 1000 Value Index	4.16%	30.92%

Lipper Large-Cap Value
Funds Average	2.09%	27.74%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	12.4%
Consumer Staples	7.7%
Energy	15.3%
Financials	22.9%
Health Care	10.5%
Industrials	8.2%
Information Technology	9.0%
Materials	5.7%
Short-Term Investments	2.2%
Telecommunication Services	3.2%
Utilities	2.9%
Total	100%

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Lowe’s Co.’s, Inc.	2.6%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.4%
MetLife, Inc.	2.4%
Microsoft Corp.	2.4%
Goldman Sachs Group, Inc.	2.4%
Royal Dutch Shell plc (ADR)	2.4%
Tyco International Ltd.	2.4%
Bank of America Corp.	2.3%
PNC Financial Services Group, Inc.	2.3%
Total	24.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 11

There were some positive signs of growth underlying the economy, however. Automobile sales continued to climb all year due, in part, to looser credit and consumer optimism. Housing, which detracted from economic growth for five years, appears to have bottomed and actually began contributing to growth. This is very important for multiple reasons. When the homeowner’s largest asset--the home--is increasing in value, it creates consumer confidence.

The building of new homes and repairing of older ones also creates jobs and reduces unemployment, which has been intractable. This should also bolster retail sales as consumers have more money to spend. The combination of automobile sales and housing construction/sales might be the answer to lowering the unemployment rate.

Despite signs of slowdown throughout Europe and China, it’s encouraging that monetary authorities worldwide were on the same page with wanting to promote economic growth. The European Central Bank essentially said it will do “whatever it takes” to protect the euro and provide liquidity to the financially stressed nations in the European Union.

Portfolio Strategy

Despite anemic economic growth, the underpinnings of an economic recovery finally seem to be set in place. New stocks added to take advantage of the consumer-led recovery include Lowe’s, Target, DirecTV, and DuPont. Occidental Petroleum was added since energy prices may rise as the Federal Reserve continues its inflationary policy. New holding Norfolk Southern should benefit from a lift in coal prices.

Two more defensive holdings were initiated with a common theme of corporate restructuring. Abbot will be spinning off a division to realize greater value for it on a stand-alone basis and PepsiCo management has been put on notice to focus more on shareholder value.

To fund these new holdings, many names were eliminated. Some were sold as they approached full value, including Spectra Energy, News Corp, Walgreens, Diamond Offshore, Walmart, and Travelers. Others were sold due to weakened fundamentals or other holdings were deemed more attractive.

Performance Detractors

The Fund’s top three detractors were the Telecommunication Services, Materials, and Financials sectors. An overweight to the Telecommunications sector, along with holdings in Frontier and Verizon Communications, detracted from performance, although Frontier Communications was the primary reason for the sector’s underperformance. We exited it as revenue and earnings continued to disappoint. The Fund also lacked exposure to the outperforming wireless telecommunications sub-sector.

Poor stock selection hurt performance in the Materials sector. The fund was overweight Newmont Mining, which was a bottom 10 contributor to returns as management announced lower production guidance for 2012 and higher capital spending to fund its growth. Continued volatility in gold prices also had an impact. Poor stock selection in Chemicals also hurt, as we didn’t own the outperforming LyondellBasell. This was par-

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 12 tially offset by a holding in Dow Chemical, which was a top 10 contributor to returns.

An underweight to the outperforming Financials sector with poor stock selection hurt relative performance as well. Bottom 10 contributors included Legg Mason and AllianceBernstein. We also did not have exposure to the outperforming consumer finance sub-sector.

Performance Contributors

The top three contributors to performance were the Energy, Technology, and Consumer Discretionary sectors. Superior stock selection drove outperformance in the Energy sector. The Fund was overweight Marathon Petroleum, Marathon Oil, and Phillips 66 as these refiners benefited from discounted West Texas Intermediate crude prices relative to Brent crude prices, rising exports, and potential for master limited partnerships.

We also benefited from strong sub-sector allocation in the Technology sector due to an overweight to the internet software & services industry with holdings in eBay and Google. We had no exposure to underperforming semiconductors and were underweight computers & peripherals.

Finally, an overweight to the outperforming Consumer Discretionary sector added to returns. Media holdings in CBS, Time Warner, and Gannett outperformed as management continued to find new ways to monetize their content. Among retailers, Target and Lowe’s also outperformed during the time period.

Outlook

The 8.1% unemployment rate and lack of robust consumer spending are keeping the Federal Reserve in stimulus mode. Previously, the Federal Reserve was weighing inflation fears from rising commodity prices versus excess housing and unemployment. Currently, there are positive signs in automobile sales, housing, and consumer confidence to give hope that the much-delayed economic recovery might be beginning to take hold. Additionally, the political calculus is such that if there were ever a time to reduce unemployment and promote economic growth, it would be now.

For that reason, equities are in a much more favorable position than fixed-income securities. The revival of the equity markets and the economy and the rise of interest rates may attract investors back to the stock market, which would finally provide additional and much-needed demand. As equity investors, we plan to remain diversified among sectors, investing with the expectations of returning cost inflation and rising interest rates and remaining fully invested to benefit from a recovery in the domestic economy.

October 2012

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 13

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.84%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 14

CALVERT LARGE CAP
VALUE FUND
September 30, 2012
AVERAGE ANNUAL TOTAL RETURNS

Class A Shares*	(with max. load)
One year	21.85%
Five year	-3.07%
Ten year	6.88%

Class C Shares	(with max. load)
One year	25.49%
Since inception (12/12/2008)	12.23%

Class Y Shares*
One year	28.23%
Five year	-1.89%
Ten year	7.63%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Lowe’s 2.62%, Target 2.22%, DirecTV 2.28%, DuPont 2.18%, Occidental Petroleum 1.46%, Norfolk Southern 0.90%, Abbott 1.26%, PepsiCo 1.93%, Spectra Energy 0%, News Corp 0%, Walgreens 0%, Diamond Offshore 0%, Walmart 0%, Travelers 0%, Frontier Communications 0%, Verizon Communications 1.02%, Newmont Mining 1.55%, Lyondell Basell 0%, Dow Chemical 2.0%, Legg Mason 0%, AllianceBernstein 0%, Marathon Petroleum 1.85%, Marathon Oil 1.76%, and Phillips 66 1.67%, eBay 1.69%, Google 1.16%, CBS 1.51%, Time Warner 2.21%, and Gannett 0%. Holdings are subject to change.

www. calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 16

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,031.90	$6.25
Hypothetical	$1,000.00	$1,018.85	$6.21
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,026.10	$11.90
Hypothetical	$1,000.00	$1,013.25	$11.83
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,033.10	$4.98
Hypothetical	$1,000.00	$1,020.10	$4.95
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund
and Shareholders of Calvert Large Cap Value Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the Fund), a series of Calvert SAGE Fund, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the period presented through September 30, 2008 were audited by other auditors whose report thereon, dated November 26, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 18

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 97.7%	SHARES	VALUE
Beverages - 1.9%
PepsiCo, Inc	23,100	$1,634,787

Capital Markets - 4.6%
Goldman Sachs Group, Inc	17,713	2,013,614
Morgan Stanley	113,400	1,898,316
		3,911,930

Chemicals - 4.2%
Dow Chemical Co.	58,700	1,699,952
E.I. du Pont de Nemours & Co	36,700	1,844,909
		3,544,861

Commercial Banks - 5.9%
PNC Financial Services Group, Inc.	31,100	1,962,410
US Bancorp	37,500	1,286,250
Wells Fargo & Co	51,823	1,789,448
		5,038,108

Commercial Services & Supplies - 2.4%
Tyco International Ltd	35,725	2,009,888

Communications Equipment - 0.8%
Cisco Systems, Inc.	34,960	667,386

Diversified Financial Services - 5.6%
Bank of America Corp.	225,192	1,988,445
CME Group, Inc.	14,500	830,850
JPMorgan Chase & Co.	47,864	1,937,535
		4,756,830

Diversified Telecommunication Services - 3.2%
AT&T, Inc.	49,090	1,850,693
Verizon Communications, Inc.	19,000	865,830
		2,716,523

Electric Utilities - 2.9%
Duke Energy Corp	25,549	1,655,575
The Southern Co.	18,200	838,838
		2,494,413

Electrical Equipment - 2.0%
Emerson Electric Co.	35,228	1,700,456

Electronic Equipment & Instruments - 1.4%
TE Connectivity Ltd	35,425	1,204,804

Food & Staples Retailing - 2.1%
CVS Caremark Corp.	37,400	1,810,908

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Food Products - 1.3%
Unilever NV, NY Shares	31,800	$1,128,264

Health Care Equipment & Supplies - 0.5%
Covidien plc	7,225	429,309

Health Care Providers & Services - 1.9%
WellPoint, Inc	28,300	1,641,683

Household Durables - 0.7%
Sony Corp. (ADR)	47,300	553,410

Household Products - 2.3%
Procter & Gamble Co	27,600	1,914,336

Industrial Conglomerates - 2.9%
3M Co.	9,045	835,939
General Electric Co	71,600	1,626,036
		2,461,975

Insurance - 6.8%
Berkshire Hathaway, Inc., Class B*	20,700	1,825,740
Hartford Financial Services Group, Inc	96,000	1,866,240
MetLife, Inc.	59,400	2,046,924
		5,738,904

Internet Software & Services - 2.9%
eBay, Inc.*	29,600	1,432,936
Google, Inc.*	1,300	980,850
		2,413,786

IT Services - 1.5%
International Business Machines Corp.	6,200	1,286,190

Media - 6.9%
CBS Corp., Class B	35,174	1,277,872
Comcast Corp	21,000	751,170
DIRECTV*	36,900	1,935,774
Time Warner, Inc.	41,307	1,872,446
		5,837,262

Metals & Mining - 1.5%
Newmont Mining Corp	23,400	1,310,634

Multiline Retail - 2.2%
Target Corp.	29,600	1,878,712

Oil, Gas & Consumable Fuels - 15.3%
ConocoPhillips	26,254	1,501,204
Devon Energy Corp.	28,300	1,712,150
Exxon Mobil Corp	22,500	2,057,625
Marathon Oil Corp	50,400	1,490,328
Marathon Petroleum Corp	28,800	1,572,192
Occidental Petroleum Corp.	14,400	1,239,264

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Phillips 66 Co.	30,527	$1,415,537
Royal Dutch Shell plc (ADR)	29,000	2,012,890
		13,001,190

Pharmaceuticals - 8.1%
Abbott Laboratories	15,600	1,069,536
GlaxoSmithKline plc (ADR)	25,307	1,170,196
Johnson & Johnson	18,165	1,251,750
Merck & Co., Inc.	28,000	1,262,800
Pfizer, Inc.	84,400	2,097,340
		6,851,622

Road & Rail - 0.9%
Norfolk Southern Corp	12,000	763,560

Software - 2.4%
Microsoft Corp.	67,801	2,019,114

Specialty Retail - 2.6%
Lowe’s Co.’s, Inc	73,400	2,219,616

Total Equity Securities (Cost $75,958,616)		82,940,461

	PRINCIPAL
TIME DEPOSIT - 2.2%	AMOUNT
State Street Bank Time Deposit, 0.113%, 10/1/12	$1,859,637	1,859,637

Total Time Deposit (Cost $1,859,637)		1,859,637

TOTAL INVESTMENTS (Cost $77,818,253) - 99.9%		84,800,098
Other assets and liabilities, net - 0.1%		50,298
NET ASSETS - 100%		$84,850,396

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 21

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 388,227 shares outstanding	$19,070,853
Class C: 35,445 shares outstanding	1,592,450
Class Y: 1,204,952 shares outstanding	70,367,582
Undistributed net investment income	1,001,753
Accumulated net realized gain (loss)	(14,164,087)
Net unrealized appreciation (depreciation)	6,981,845

NET ASSETS	$84,850,396

NET ASSET VALUE PER SHARE
Class A (based on net assets of $20,241,857)	$52.14
Class C (based on net assets of $1,842,634)	$51.99
Class Y (based on net assets of $62,765,905)	$52.09

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 22

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $22,243)	$2,319,828
Interest income	2,345
Total investment income	2,322,173

Expenses:
Investment advisory fee	544,279
Transfer agency fees and expenses	63,071
Distribution Plan expenses:
Class A	44,864
Class C	14,180
Trustees’ fees and expenses	170,526
Administrative fees	167,470
Accounting fees	13,336
Custodian fees	21,076
Registration fees	41,429
Reports to shareholders	25,207
Professional fees	73,551
Miscellaneous	10,189
Total expenses	1,189,178
Reimbursement from Advisor:
Class A	(111,543)
Class C	(12,366)
Class Y	(180,335)
Fees paid indirectly	(39)
Net expenses	884,895

NET INVESTMENT INCOME	1,437,278

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(3,015,292)
Change in unrealized appreciation (depreciation)	21,967,792

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,952,500

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,389,778

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	September 30, 2012	September 30, 2011
Operations:
Net investment income	$1,437,278	$1,307,645
Net realized gain (loss)	(3,015,292)	2,875,367
Change in unrealized appreciation (depreciation)	21,967,792	(6,469,880)

INCREASE (DECREASE) IN NET ASSETS
RESULTINGFROM OPERATIONS	20,389,778	(2,286,868)

Distributions to shareholders from:
Net investment income:
Class A shares	(230,506)	(113,849)
Class C shares	(4,147)	(560)
Class Y shares	(1,194,196)	(1,047,317)
Total distributions	(1,428,849)	(1,161,726)

Capital share transactions:
Shares sold:
Class A shares	5,024,123	8,965,234
Class C shares	572,018	748,656
Class Y shares	3,318,957	8,261,748
Reinvestment of distributions:
Class A shares	214,744	106,009
Class C shares	3,996	555
Class Y shares	1,186,496	1,045,236
Redemption fees:
Class A shares	197	549
Class Y shares	965	—
Shares redeemed:
Class A shares	(4,206,605)	(3,073,014)
Class C shares	(199,578)	(145,679)
Class Y shares	(16,671,682)	(20,230,918)
Total capital share transactions	(10,756,369)	(4,321,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,204,560	(7,770,218)

NET ASSETS
Beginning of year	76,645,836	84,416,054
End of year (including undistributed net investment
income of $1,001,753 and $1,005,353, respectively)	$84,850,396	$76,645,836

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
CAPITAL SHARE ACTIVITY	September 30, 2012	September 30, 2011
Shares sold:
Class A shares	104,981	188,356
Class C shares	11,700	16,006
Class Y shares	69,170	174,485
Reinvestment of distributions:
Class A shares	4,742	2,252
Class C shares	88	12
Class Y shares	26,273	22,229
Shares redeemed:
Class A shares	(89,320)	(64,884)
Class C shares	(4,248)	(3,110)
Class Y shares	(347,064)	(424,546)
Total capital share activity	(223,678)	(89,200)

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Large Cap Value Fund (the “Fund”), a series of the Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad lev-

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 26 els listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 27 based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities*	$82,940,461	-	-	$82,940,461
Other debt obligations	-	$1,859,637	-	1,859,637
TOTAL	$82,940,461	$1,859,637	-	$84,800,098

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determina-

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 28 tion, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $45,234 was payable at year end. In addition,

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 29

$36,520 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Class A, C, and Y based on their average daily net assets. Under the terms of the agreement, $13,918 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $5,614 was payable at year end.

CID received $24,496 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,297 for the year ended September 30, 2012. Under the terms of the agreement, $915 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $30,111,308 and $40,362,411, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-18	($10,275,871)

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 30

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net capital losses of $3,647,102 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,428,849	$1,161,726
Total	$1,428,849	$1,161,726

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$12,509,100
Unrealized (depreciation)	(5,768,369)
Net unrealized appreciation/(depreciation)	$6,740,731

Undistributed ordinary income	$1,001,753
Capital loss carryforward	($10,275,871)

Federal income tax cost of investments	$78,059,367

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in partnerships.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 31

Undistributed net investment income	($12,029)
Accumulated net realized gain (loss)	28,291
Paid-in capital	(16,262)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 32

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011 (z)	2010 (z)
Net asset value, beginning	$41.36	$43.38	$41.51
Income from investment operations:
Net investment income	.76	.61	.53
Net realized and unrealized gain (loss)	10.69	(2.20)	1.75
Total from investment operations	11.45	(1.59)	2.28
Distributions from:
Net investment income	(.67)	(.43)	(.41)
Total distributions	(.67)	(.43)	(.41)
Total increase (decrease) in net asset value	10.78	(2.02)	1.87
Net asset value, ending	$52.14	$41.36	$43.38

Total return*	27.92%	(3.78%)	5.50%
Ratios to average net assets: A
Net investment income	1.53%	1.30%	1.23%
Total expenses	1.85%	1.84%	1.99%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	37%	25%	30%
Net assets, ending (in thousands)	$20,242	$15,213	$10,502

		YEARS ENDED
		September 30,	September30,
CLASS A SHARES		2009 (z)	2008
Net asset value, beginning		$46.85	$67.86
Income from investment operations:
Net investment income		.68	1.03
Net realized and unrealized gain (loss)		(5.08)	(16.17)
Total from investment operations		(4.40)	(15.14)
Distributions from:
Net investment income		(.93)	(.84)
Net realized gain		(.01)	(5.03)
Total distributions		(.94)	(5.87)
Total increase (decrease) in net asset value		(5.34)	(21.01)
Net asset value, ending		$41.51	$46.85

Total return*		(8.91%)	(24.05%)
Ratios to average net assets: A
Net investment income		1.97%	1.55%
Total expenses		2.18%	1.15%
Expenses before offsets		1.23%	1.15%
Net expenses		1.23%	1.15%
Portfolio turnover		31%	37%
Net assets, ending (in thousands)		$5,701	$4,554

See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS C SHARES	2012	2011	(z)
Net asset value, beginning	$41.24	$43.37
Income from investment operations:
Net investment income	.18	.08
Net realized and unrealized gain (loss)	10.72	(2.18)
Total from investment operations	10.90	(2.10)
Distributions from:
Net investment income	(.15)	(.03)
Total distributions	(.15)	(.03)
Total increase (decrease) in net asset value	10.75	(2.13)
Net asset value, ending	$51.99	$41.24

Total return*	26.49%	(4.85%)
Ratios to average net assets: A
Net investment income	.39%	.18%
Total expenses	3.22%	3.52%
Expenses before offsets	2.35%	2.35%
Net expenses	2.35%	2.35%
Portfolio turnover	37%	25%
Net assets, ending (in thousands)	$1,843	$1,151

	PERIODS ENDED
	September 30,	September 30,
CLASS C SHARES	2010 (z)	2009	(z)#
Net asset value, beginning	$41.61	$33.72
Income from investment operations:
Net investment income	.06	.15
Net realized and unrealized gain (loss)	1.78	7.74
Total from investment operations	1.84	7.89
Distributions from:
Net investment income	(.08)	**
Total distributions	(.08)	**
Total increase (decrease) in net asset value	1.76	7.89
Net asset value, ending	$43.37	$41.61

Total return*	4.41%	23.41%
Ratios to average net assets: A
Net investment income	.14%	.58	% (a)
Total expenses	5.09%	19.77	% (a)
Expenses before offsets	2.35%	2.35	% (a)
Net expenses	2.35%	2.35	% (a)
Portfolio turnover	30%	20%
Net assets, ending (in thousands)	$650	$182

See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 34

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS Y SHARES	2012	2011 (z)	2010 (z)
Net asset value, beginning	$41.39	$43.50	$41.85
Income from investment operations:
Net investment income	.94	.71	.65
Net realized and unrealized gain (loss)	10.61	(2.18)	1.76
Total from investment operations	11.55	(1.47)	2.41
Distributions from:
Net investment income	(.85)	(.64)	(.76)
Total distributions	(.85)	(.64)	(.76)
Total increase (decrease) in net asset value	10.70	(2.11)	1.65
Net asset value, ending	$52.09	$41.39	$43.50
Total return*	28.23%	(3.55%)	5.77%
Ratios to average net assets: A
Net investment income	1.80%	1.52%	1.52%
Total expenses	1.26%	1.20%	1.17%
Expenses before offsets	.98%	.98%	.98%
Net expenses	.98%	.98%	.98%
Portfolio turnover	37%	25%	30%
Net assets, ending (in thousands)	$62,766	$60,282	$73,263

		YEARS ENDED
		September 30,	September 30,
CLASS Y SHARES		2009 (z)	2008
Net asset value, beginning		$47.32	$68.56
Income from investment operations:
Net investment income		.81	1.05
Net realized and unrealized gain (loss)		(5.18)	(16.22)
Total from investment operations		(4.37)	(15.17)
Distributions from:
Net investment income		(1.09)	(1.04)
Net realized gain		(.01)	(5.03)
Total distributions		(1.10)	(6.07)
Total increase (decrease) in net asset value		(5.47)	21.24
Net asset value, ending		$41.85	$47.32

Total return*		(8.70%)	(23.89%)
Ratios to average net assets: A
Net investment income		2.32%	1.80%
Total expenses		1.27%	.90%
Expenses before offsets		.98%	.90%
Net expenses		.98%	.90%
Portfolio turnover		31%	37%
Net assets, ending (in thousands)		$73,369	$82,922

See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 35

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 36

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 37

incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 38

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 39

TRUSTEE AND OFFICER INFORMATION TABLE

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios		Other
Age	Fund	Date	During Last 5 Years	Overseen		Directorships
INDEPENDENT TRUSTEES
CARI DOMINGUEZ AGE: 63	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	2	•	Manpower, Inc.
					•	Triple S Management Corporation

ALICE GRESHAM BULLOCK AGE: 62	Trustee	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18		None

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 40

M. CHARITO KRUVANT AGE: 66	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	•	Acacia Federal Savings Bank

					•	Summit Foundation

					•	WETA Public Broadcasting

CYNTHIA	Trustee	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	•	Wells Fargo Company- NYSE
MILLIGAN
AGE: 66
					•	Gallup, Inc.
					•	W.K. Kellogg Foundation

					•	Raven Industries - NASDAQ

					•	Colonial Williamsburg Foundation (Non-Profit)

					•	Prison Fellowship Ministries (Non-Profit)

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 41

ANTHONY A. WILLIAMS AGE: 61	Trustee	2010	CEO & Executive Director of the Federal City Council of Washington, DC (since July 2012); Senior Advisor & Independent Consultant for McKenna Long & Aldridge (since September 2011); Executive Director of Global Government Practice at the Corporate Executive Board (2010-2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009-2012); Director of State and Municipal Practice at Arent Fox LLC (2009-2010); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac
• Meruelo Maddux Properties, Inc.

• Weston Solutions, Inc.

• Bipartisan Debt Reduction Task Force

• Chesapeake Bay Foundation

• Catholic University of America

• Urban Institute

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 42

INTERESTED TRUSTEES
BARBARA J. KRUMSIEK* AGE: 60	Trustee, President & Chair	2008	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	•	Calvert Social Investment Foundation

					•	Pepco Holdings, Inc.

					•	Acacia Life Insurance Company (Chair)

					•	Griffin Realty Corp.

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 43

	Position	Position
Name &	with	Start	Principal Occupation
Age	Fund	Date	During Last 5 Years
OFFICERS
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER AGE: 59	Chief Compliance Officer	2008	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.

SUSAN WALKER BENDER, Esq. AGE: 53	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

THOMAS DAILEY AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s taxable and tax-exempt money market funds and municipal funds.

MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 44

IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2008	Electronic Filing Manager and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011).

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 45

	Position	Position
Name &	with	Start	Principal Occupation
Age	Fund	Date	During Last 5 Years
HUI PING HO, CPA	Assistant Treasurer	2008	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
AGE: 47
LANCELOT A. KING, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

JAMES McGLYNN, CFA AGE: 53	Vice President	2009	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in 2008, Mr. McGlynn was Managing Director, Equities,
			at Summit Investment Partners, Inc. and lead portfolio manager of Summit’s large-cap value team.

AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 46

ANDREW K. NIEBLER, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.

CATHERINE P. ROY	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
AGE: 56
WILLIAM M. TARTIKOFF, Esq. AGE: 65	Vice President & Secretary	2008	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.

NATALIE TRUNOW AGE: 44	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio
			Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 60	Treasurer	2008	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.

MICHAEL V. YUHAS JR., CPA AGE: 51	Fund Controller	2008	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 47

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 48

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall

2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,”July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012

3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi-
sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 6

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Landmark Rules on Conflict Minerals & Extractive Revenue Payments

In August, the Securities and Exchange Commission (SEC) released landmark rules on conflict minerals and extractive revenue payments. Calvert played a leading role among investors in the complicated and controversial two year-long rule-making process for both rules, which require companies registered on U.S. exchanges to make unprecedented disclosures of these potentially material risks to investors.

Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502 requires companies to file Conflict Mineral Reports on their efforts to identify and eliminate the use of tin, tantalum, tungsten, and gold from the Eastern Democratic Republic of the Congo (DRC), where these “conflict minerals” have fueled a 14-year violent conflict, claiming over five million lives.

Supply chain due diligence that conforms to a nationally or internationally recognized framework and independent third party audits of due diligence are also required. We were also pleased that these reports must also be published on the internet for public consumption.

This far-reaching rule means investors will finally be able to assess one of the most critical human right-related risks they face in the world. However, we were disappointed in the two-to four- year phase-in (depending on size) for compliance, as well as the exclusion of mining companies from reporting requirements. Therefore, Calvert will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

As the lead investor supporting Dodd-Frank Section 1504, Calvert commends the SEC for its careful treatment of the complex and sensitive issues presented by the rulemaking to require oil, gas, and mining companies to disclose revenue payments they make to governments around the world. As the SEC acknowledged, these disclosures are essential to investors’ consideration of the growing social, regulatory, and taxation risks faced by oil, gas, and mining companies as they venture further into countries with poor governance, weak rule of law, and high levels of corruption.

As a result, about 1,100 companies will now have to file Section 1504 disclosures as part of their annual SEC submission. Despite lobbying from involved industries, no companies were exempt from the requirements. Finally, we were pleased to see that many of Calvert’s comments and suggestions to the SEC were included in the text of the final rules for Section 1504.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 7

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident exhibited by the company’s failed hedging strategy only reinforced our decision.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts, and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require car and light-duty truck efficiency to reach the equivalent of 54.5 mpg by 2025. This historic progress will benefit the environment and energy security by reducing oil consumption by an estimated 12 billion barrels while saving consumers about $1.7 trillion. The major automakers supported the new standards and have already begun work to provide more innovative, fuel-efficient, and cleaner vehicles.

Fuel economy rules are critical for the environment and investors. In the U.S., transportation alone represents nearly 30% of greenhouse gas emissions (GHGs), with about two-thirds coming from passenger cars and light-duty trucks.1 Furthermore, transportation emissions have grown faster than any other economic sector since 1990.2 Yet before 2010, the standards had not been changed for decades.

Calvert has long advocated for higher standards that we believe will help American automakers become more competitive. Higher standards will also boost U.S. policy efforts to mitigate climate change, as more than 90% of a vehicle’s contribution to climate change through GHGs is related to fuel consumption.3

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 8

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion. To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value.

Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts. The guide focuses on companies in the agriculture, food and beverage, apparel, electric power, insurance, mining, oil and gas, and tourism sectors—all of which are considered highly vulnerable to climate impacts.

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP). While written for all companies, it provides additional material for managers and executives in three highly vulnerable business sectors: food, beverage, and agriculture; water and energy utilities; and general manufacturing.

The Future We Want

In addition to the highlights from the June Rio + 20 Summit in Rio de Janeiro mentioned in the letter from CEO and President Barbara Krumsiek, other specific accomplishments included: The Natural Capital Declaration (NCD) was launched in Rio. It seeks to engage investors, governments, and insurers to develop tools for valuing “natural capital,” or goods and services derived from the environment, such as food, clean water, and biodiversity. Calvert is a signatory to the NCD and spoke at the launch, stressing the need for companies to disclose their use of natural resources and clarify potential impacts on local communities and Indigenous Peoples.

Avoided Deforestation Partners, a coalition of more than 400 companies of the Consumer Goods Forum, announced a new partnership with USAID to achieve their pledge to reach zero net deforestation within their supply chains by 2020. The kickoff event was held in Rio, featuring Jane Goodall as the keynote speaker. Member companies include Coca-Cola, Unilever, Procter & Gamble, 3M, Hewlett-Packard, General Mills, and Kellogg.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 9

1 ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.htm

2 NHTSA, EPA/NHTSA Fact Sheet on Rulemaking, www.nhtsa.gov/staticfiles/rulemaking/
pdf/cafe/CAFE_2014-18_Trucks_FactSheet-v1.pdf

3 Environmental Protection Agency, Greenhouse Gas Emissions from the U.S. Transportation
Sector, www.epa.gov/otaq/climate/420r06003.pdf

As of September 30, 2012, the following companies represent the following percentages of Fund net assets: JPMorgan Chase 2.28% of Calvert Large Cap Value and 2.11% of Calvert Equity Income, Google 1.16% of Calvert Large Cap Value, Microsoft 2.38% of Calvert Large Cap Value and 1.96% of Calvert Equity Income, Unilever 1.33% of Calvert Large Cap Value and 1.36% of Calvert Equity Income, Procter & Gamble 2.26% of Calvert Large Cap Value and 1.96% of Calvert Equity Income, 3M 0.99% of Calvert Large Cap Value and 1.20% of Calvert Equity Income. Yahoo, Coca-Cola, Hewlett-Packard, General Mills, and Kellogg weren’t held by either Fund. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 10

Investment Performance

Calvert Equity Income Fund Class A shares (at NAV) returned 14.29% since inception on October 31, 2011 versus the 17.47% return of the Russell 1000 Value Index. The relative underperformance was due to stock selection in the Telecommunications sector.

Investment Climate

Encouraging economic data and monetary easing by central banks caused investors to re-embrace risk assets. But in general, the U.S. recovery was sluggish, Europe was in a recession, and China’s growth rate slowed. Manufacturing led the U.S. out of the recession, before softening along with global growth. However, auto manufacturing remained a relatively bright spot. The housing market finally turned the corner and refinancing at lower interest rates put extra money in consumers’ pockets, which prompted an upside surprise in retail sales.

CALVERT EQUITY
INCOME FUND
SEPTEMBER 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
		Since Inception
	Six Months	10/31/11
	Ended	Through
	9/30/12	9/30/12
Class A	3.94%	14.29%
Class C	3.32%	13.21%
Class Y	3.96%	14.15%

Russell 1000 Value
Index	4.16%	17.47%

Lipper Equity Income
Funds Average	2.97%	14.06%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	9.9%
Consumer Staples	7.5%
Energy	15.5%
Financials	23.1%
Health Care	10.4%
Industrials	9.2%
Information Technology	7.0%
Materials	5.1%
Short-Term Investments	4.2%
Telecommunication Services	4.0%
Utilities	4.1%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 11

Benign inflation readings, a decline in raw material prices, and ample supplies of natural gas that kept a cap on power prices gave the Federal Reserve (Fed) latitude to remain accommodative. The Fed told investors to expect continued low interest rates through 2015. It also embarked on an open-ended quantitative easing program (QE3) until unemployment is reduced.

Foreign central banks pursued easy money policies as well. Notably, European leaders also agreed to back the sovereign debt of Spain, which reduced the odds of near-term tail risks, where an external shock causes a market sell-off and potentially threatens the financial system, from euro-zone debt troubles.

CALVERT EQUITY
INCOME FUND
September 30, 2012

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Duke Energy Corp.	2.6%
Target Corp.	2.6%
Exxon Mobil Corp.	2.5%
PNC Financial Services Group, Inc.	2.5%
General Electric Co.	2.5%
Royal Dutch Shell plc (ADR)	2.5%
WellPoint, Inc.	2.5%
MetLife, Inc.	2.5%
AT&T, Inc.	2.4%
Tyco International Ltd.	2.4%
25.0%

Portfolio Strategy

Despite the strong equity market, we found attractive new investment opportunities, particularly in cyclical stocks. Railroad operator Norfolk Southern was oversold on fears of lower coal transport volumes, but we believe improvements in other areas will offset coal declines. Railroads are also well-positioned to benefit from an expanding economy and a manufacturing renaissance in the U.S.

The rally in Financials provided the largest contribution to the Fund’s absolute return and we beefed up existing positions in our favorite high beta financial names in a well-timed move during the summer. We also added DuPont, which should see improved margins after the recent sale of its Performance Coatings business to Carlyle Group. DuPont is a Dow Dog--one of the 10 highest dividend-paying stocks of the Dow Jones Industrial Index--and was chosen based on both last 12-month return and dividend yield. Historically, this combination has led us to attractive investments.

We eliminated Travelers, Wal-Mart, and Diamond Offshore after they reached full valuations. We reinvested profits from Spectra Energy in Royal Dutch Shell. Walgreens stock popped after settling a dispute with Express Scripts. We decided to exit on a high note, taking a dim view of their expansion to the U.K. We sold Alliance Bernstein after disappointing operating performance and Exelon because the low natural gas price environment could put the dividend at risk.

The portfolio is currently invested in common and preferred stocks. There is no allocation to bonds at this time because we believe dividend yields remain attractive relative to the paltry bond yields offered in the market.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 12

Detractors from Performance

The Telecommunications sector was the largest detractor, primarily due to dismal performance by Frontier Communications. After failing to meet financial targets, Frontier chose to cut the dividend in favor of reducing leverage so we exited our position. Not holding Sprint Nextel, which more than doubled in price, hurt our relative performance as well. The Fund does not hold it because it does not pay a dividend and has a weaker market position than its competitors.

Stock selection in the Health Care sector was also detrimental. WellPoint lagged with the CEO resigning under pressure after a period of disappointing operating earnings. However, the company generates substantial cash flow and should be able to manage the pressures of industry reform. The Fund also had no exposure to the well-performing bio-tech sub-sector.

Within Materials, multinational chemical companies Dow Chemical and DuPont under-performed due to the slowing global economy. Newmont Mining struggled to meet gold production expectations and contain costs. However, we believe spending discipline and a dividend rate directly linked to gold prices should drive price improvement.

Contributors to Performance

Stock selection in the Energy sector was strong. Refiners Marathon Petroleum and Phillips 66 performed well due to the large spread between discounted West Texas Intermediate and Brent crude oil prices. We added Cisco after the CEO’s cautious comments on the global economy weighed the stock down because substantial free cash flow has supported two dividend increases within the last year, increasing the yield to 3%. Importantly, we avoided the office electronics and personal computer segments, which were significant areas of weakness.

Within the Consumer Discretionary sector, media stocks CBS and Time Warner outperformed. Both companies are able to monetize valuable content and use solid cash flow streams for dividends and buybacks. Since the U.S. economy is performing better than other developed markets, retail stocks benefit from domestic exposure. Lowe’s beat the specialty retail peer group due to a budding recovery in the housing market. Target also performed well, attracting shoppers with their expanded grocery business and Red Card. The Fund also had no exposure to the relatively weak auto sub-sector.

Outlook

The market is expecting lackluster earnings performance for the third quarter of 2012 and downside guidance for 2013. China’s growth is expected to slow as the European recession drags the global economy down. The silver lining is commodity prices should cool with lower demand, keeping inflation at bay and buying time for the Fed to continue stimulating the economy. As the Fed moves from guidance based on a time line to a data-dependent policy, volatility could increase.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 13

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.52%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 14

Global central banks like the Fed are still in stimulus mode. Economic weakness in Europe and slowing gross domestic product (GDP) growth in emerging markets have made forecasting revenue growth difficult for multinationals. Industrials, commodities, and technology stocks will be vulnerable.

Politics looms large as the November elections draw near. Favorable tax treatment of dividends is due to expire at year-end as planned, which could make dividend-paying stocks less attractive. However, dividends are still attractive relative to bond yields and provide growth potential to offset future inflation threats. The fourth quarter could also bring positive surprises if companies with substantial cash balances elect to pay special dividends to dodge the possibility of higher tax rates in 2013.

CALVERT EQUITY
INCOME FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
Since inception (10/31/2011)	8.84%

CLASS C SHARES	(with max. load)
Since inception (10/31/2011)	12.21%

CLASS Y SHARES
Since inception (10/31/2011)	14.15%

Congress also needs to deal with long-term fiscal problems and avoid the catastrophes playing out in Europe. Greater policy clarity after the election would make business planning and investment valuation much easier. Political uncertainty has dampened the type of merger activity that has historically propelled stock prices upward.

The U.S. economy continues to improve and there are a lot of long-term positives in manufacturing, energy, and housing. Despite these positives, U.S. equity funds still suffer outflows. The average investor is still scarred from the financial crisis and has crowded into those sectors they feel offer safety. The reversal of this trend will be a significant tailwind for stock prices. The Fund is fully invested and we will continue to invest in securities that provide current income and the potential for higher dividends in the future. Valuation will be our guide in trading around the volatility we expect for the remainder of the year.

October 2012

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Proctor & Gamble 1.96%, PepsiCo 2.06%, Hartford Insurance 1.93%, Intel 0.69%, Norfolk Southern 1.51%, DuPont 2.08%, Travelers 0%, Wal-Mart 0%, Diamond Offshore 0%, Spectra Energy 0%, Royal Dutch Shell 2.50%, Walgreens 0%, Express Scripts 0%, Alliance Bernstein 0%, Exelon 0%, Frontier Communications 0%, Sprint Nextel 0%, WellPoint, 2.49%, Dow Chemical 1.99%, Newmont Mining 1.07%, Marathon Petroleum 1.50%, Phillips 66 1.49%, Cisco 0.96%, CBS 2.06%, Time Warner 1.08%, Lowe’s 1.94%, and Target 2.53%. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 16

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,039.40	$6.27
Hypothetical	$1,000.00	$1,018.85	$6.21
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,033.20	$11.95
Hypothetical	$1,000.00	$1,013.25	$11.83
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,039.60	$5.00
Hypothetical	$1,000.00	$1,020.10	$4.95
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund
and Shareholders of Calvert Equity Income Fund:

We have audited the accompanying statement of net assets of the Calvert Equity Income Fund (the Fund), a series of Calvert SAGE Fund, as of September 30, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 31, 2011 (inception) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Equity Income Fund as of September 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 2011 to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 18

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 96.8%	SHARES	VALUE
Beverages - 2.1%
PepsiCo, Inc	1,900	$134,463

Capital Markets - 3.5%
Goldman Sachs Group, Inc	850	96,628
Morgan Stanley	3,900	65,286
Morgan Stanley Capital Trust VIII, Preferred	2,500	61,825
		223,739

Chemicals - 4.1%
Dow Chemical Co.	4,500	130,320
E.I. du Pont de Nemours & Co	2,700	135,729
		266,049

Commercial Banks - 8.7%
KeyCorp, Preferred	300	37,125
PNC Financial Services Group, Inc.	2,600	164,060
US Bancorp:
Common	2,900	99,470
Preferred	1,000	29,100
Wells Fargo & Co.:
Common	3,800	131,214
Preferred	80	99,040
		560,009

Commercial Services & Supplies - 2.3%
Tyco International Ltd	2,700	151,902

Communications Equipment - 1.0%
Cisco Systems, Inc.	3,300	62,997

Diversified Financial Services - 6.8%
Bank of America Corp.:
Common	7,400	65,342
Preferred	90	98,100
Citigroup, Inc., Preferred	875	46,375
CME Group, Inc.	1,200	68,760
JPMorgan Chase & Co.	3,400	137,632
JPMorgan Chase Capital XXIX, Preferred	1,025	26,650
		442,859

Diversified Telecommunication Services - 4.0%
AT&T, Inc.	4,100	154,570
Verizon Communications, Inc.	2,300	104,811
		259,381

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Electric Utilities - 4.1%
Duke Energy Corp	2,566	$166,277
The Southern Co.	2,200	101,398
		267,675

Electrical Equipment - 1.6%
Emerson Electric Co.	2,200	106,194

Electronic Equipment & Instruments - 1.2%
TE Connectivity Ltd	2,300	78,223

Food & Staples Retailing - 2.1%
CVS Caremark Corp.	2,800	135,576

Food Products - 1.4%
Unilever NV, NY Shares	2,500	88,700

Health Care Equipment & Supplies - 0.8%
Covidien plc	900	53,478

Health Care Providers & Services - 2.5%
WellPoint, Inc	2,800	162,428

Household Products - 2.0%
Procter & Gamble Co	1,850	128,316

Industrial Conglomerates - 3.7%
3M Co.	850	78,557
General Electric Co	7,200	163,512
		242,069

Insurance - 4.4%
Hartford Financial Services Group, Inc	6,500	126,360
MetLife, Inc.	4,600	158,516
		284,876

IT Services - 2.2%
International Business Machines Corp.	680	141,066

Media - 5.5%
CBS Corp., Class B	3,700	134,421
Comcast Corp	2,300	82,271
Time Warner, Inc.	3,000	135,990
		352,682

Metals & Mining - 1.1%
Newmont Mining Corp	1,250	70,013

Multiline Retail - 2.6%
Target Corp.	2,600	165,022

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - 15.7%
ConocoPhillips	2,400	$137,232
Devon Energy Corp.	2,200	133,100
Exxon Mobil Corp	1,800	164,610
Marathon Oil Corp	3,900	115,323
Marathon Petroleum Corp	1,800	98,262
Occidental Petroleum Corp.	1,200	103,272
Phillips 66 Co.	2,100	97,377
Royal Dutch Shell plc (ADR)	2,350	163,113
		1,012,289

Pharmaceuticals - 7.2%
Abbott Laboratories	1,000	68,560
GlaxoSmithKline plc (ADR)	1,400	64,736
Johnson & Johnson	1,450	99,919
Merck & Co., Inc.	2,200	99,220
Pfizer, Inc.	5,400	134,190
		466,625

Road & Rail - 1.5%
Norfolk Southern Corp	1,550	98,627

Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp.	2,000	45,360

Software - 2.0%
Microsoft Corp.	4,300	128,054

Specialty Retail - 2.0%
Lowe’s Co.’s, Inc	4,200	127,008

Total Equity Securities (Cost $5,766,879)		6,255,680

	PRINCIPAL
TIME DEPOSIT - 4.3%	AMOUNT
State Street Bank Time Deposit, 0.113%, 10/1/12	$277,378	277,378

Total Time Deposit (Cost $277,378)		277,378

TOTAL INVESTMENTS (Cost $6,044,257) - 101.1%		6,533,058
Other assets and liabilities, net - (1.1%)		(71,697)
NET ASSETS - 100%		$6,461,361

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 21

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 354,964 shares outstanding	$5,489,364
Class C: 21,904 shares outstanding	347,926
Class Y: 6,082 shares outstanding	96,083
Undistributed net investment income	1,017
Accumulated net realized gain (loss)	38,170
Net unrealized appreciation (depreciation)	488,801

NET ASSETS	$6,461,361

NET ASSET VALUE PER SHARE
Class A (based on net assets of $5,987,713)	$16.87
Class C (based on net assets of $370,377)	$16.91
Class Y (based on net assets of $103,271)	$16.98

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 22

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 31, 2011
THROUGH SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $909)	$114,720
Interest income	166
Total investment income	114,886

Expenses
Investment advisory fee	23,671
Transfer agency fees and expenses	25,938
Administrative fees	7,283
Distribution Plan expenses:
Class A	8,649
Class C	1,453
Trustees’ fees and expenses	5,393
Custodian fees	13,631
Registration fees	48,482
Reports to shareholders	4,668
Professional fees	11,973
Accounting fees	598
Miscellaneous	6,364
Total expenses	158,103
Reimbursement from Advisor:
Class A	(72,973)
Class C	(17,396)
Class Y	(21,406)
Fees paid indirectly	(2)
Net expenses	46,326

NET INVESTMENT INCOME	68,560

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	38,367
Change in unrealized appreciation (depreciation)	488,801

NET REALIZED AND UNREALIZED GAIN (LOSS)	527,168

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$595,728

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 23

STATEMENT OF CHANGES IN NET ASSETS

From Inception
October 31, 2011
Through
September 30,
INCREASE (DECREASE) IN NET ASSETS	2012
Operations:
Net investment income	$68,560
Net realized gain (loss)	38,367
Change in unrealized appreciation (depreciation)	488,801

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	595,728

Distributions to shareholders from:
Net investment income:
Class A shares	(66,066)
Class C shares	(1,044)
Class Y shares	(784)
Total distributions	(67,894)

Capital share transactions:
Shares sold:
Class A shares	5,607,574
Class C shares	350,907
Class Y shares	96,000
Reinvestment of distributions:
Class A shares	64,636
Class C shares	993
Class Y shares	85
Shares redeemed:
Class A shares	(182,703)
Class C shares	(3,965)
Total capital share transactions	5,933,527

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,461,361

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $1,017)	$6,461,361

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 24

STATEMENT OF CHANGES IN NET ASSETS

From Inception
October 31, 2011
Through
September 30,
CAPITAL SHARE ACTIVITY	2012
Shares sold:
Class A shares	362,348
Class C shares	22,083
Class Y shares	6,077
Reinvestment of distributions:
Class A shares	4,032
Class C shares	61
Class Y shares	5
Shares redeemed:
Class A shares	(11,416)
Class C shares	(240)
Total capital share activity	382,950

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Equity Income Fund (the “Fund”), a series of the Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund began operations on October 31, 2011 and offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 26

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 27

Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities*	$6,255,680	-	-	$6,255,680
Other debt obligations	-	$277,378	-	277,378
TOTAL	$6,255,680	$277,378	-	$6,533,058

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 28

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $3,346 was payable at period end. In addition, $9,711 was payable at period end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 29

do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Class A, C, and Y based on their average daily net assets. Under the terms of the agreement, $1,030 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,485 was payable at period end.

CID received $12,032 as its portion of commissions charged on sales of the Fund’s Class A shares for the period from the inception of the Fund through September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,113 for the period from the inception of the Fund through September 30, 2012. Under the terms of the agreement, $181 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,936,153 and $1,205,483, respectively.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 30

The tax character of dividends and distributions paid during the period ended September 30, 2012 was as follows:

Distributions paid from:	2012
Ordinary income	$67,894
Total	$67,894

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$531,041
Unrealized (depreciation)	(42,377)
Net unrealized appreciation/(depreciation)	$488,664

Undistributed ordinary income	$39,288
Undistributed long term capital gain	$36

Federal income tax cost of investments	$6,044,394

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in partnerships.

Undistributed net investment income	$351
Accumulated net realized gain (loss)	(197)
Paid-in capital	(154)

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 31

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period from the inception of the fund through September 30, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 32

FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	September 30,
CLASS A SHARES	2012	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss)	1.83
Total from investment operations	2.13
Distributions from:
Net investment income	(.26)
Total distributions	(.26)
Total increase (decrease) in net asset value	1.87
Net asset value, ending	$16.87

Total return*	14.29%
Ratios to average net assets:A
Net investment income	1.93	% (a)
Total expenses	3.34	% (a)
Expenses before offsets	1.23	% (a)
Net expenses	1.23	% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$5,988

See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	September 30,
CLASS C SHARES	2012	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss)	1.86
Total from investment operations	1.98
Distributions from:
Net investment income	(.07)
Total distributions	(.07)
Total increase (decrease) in net asset value	1.91
Net asset value, ending	$16.91

Total return*	13.21%
Ratios to average net assets:A
Net investment income	.75	% (a)
Total expenses	14.33	% (a)
Expenses before offsets	2.35	% (a)
Net expenses	2.35	% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$370

See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 34

FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	September 30,
CLASS Y SHARES	2012	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.32
Net realized and unrealized gain (loss)	1.80
Total from investment operations	2.12
Distributions from:
Net investment income	(.14)
Total distributions	(.14)
Total increase (decrease) in net asset value	1.98
Net asset value, ending	$16.98

Total return*	14.15%
Ratios to average net assets:A
Net investment income	2.18	% (a)
Total expenses	59.31	% (a)
Expenses before offsets	.98	% (a)
Net expenses	.98	% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$103

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2011 inception.

(a) Annualized.

(z) Per shares figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 35

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable),

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 36

transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 37

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 38

This page intentionally left blank.

TRUSTEE AND OFFICER INFORMATION TABLE

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios		Other
Age	Fund	Date	During Last 5 Years	Overseen		Directorships
INDEPENDENT TRUSTEES
CARI DOMINGUEZ AGE: 63	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	2	•	Manpower, Inc.
					•	Triple S Management Corporation

ALICE GRESHAM BULLOCK AGE: 62	Trustee	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18		None

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 40

M. CHARITO KRUVANT AGE: 66	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	•	Acacia Federal Savings Bank

					•	Summit Foundation

					•	WETA Public Broadcasting

CYNTHIA	Trustee	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	•	Wells Fargo Company- NYSE
MILLIGAN
AGE: 66
					•	Gallup, Inc.
					•	W.K. Kellogg Foundation

					•	Raven Industries - NASDAQ

					•	Colonial Williamsburg Foundation (Non-Profit)

					•	Prison Fellowship Ministries (Non-Profit)

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 41

ANTHONY A. WILLIAMS AGE: 61	Trustee	2010	CEO & Executive Director of the Federal City Council of Washington, DC (since July 2012); Senior Advisor & Independent Consultant for McKenna Long & Aldridge (since September 2011); Executive Director of Global Government Practice at the Corporate Executive Board (2010-2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009-2012); Director of State and Municipal Practice at Arent Fox LLC (2009-2010); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac
• Meruelo Maddux Properties, Inc.

• Weston Solutions, Inc.

• Bipartisan Debt Reduction Task Force

• Chesapeake Bay Foundation

• Catholic University of America

• Urban Institute

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 42

INTERESTED TRUSTEES
BARBARA J. KRUMSIEK* AGE: 60	Trustee, President & Chair	2008	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	•	Calvert Social Investment Foundation

					•	Pepco Holdings, Inc.

					•	Acacia Life Insurance Company (Chair)

					•	Griffin Realty Corp.

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 43

	Position	Position
Name &	with	Start	Principal Occupation
Age	Fund	Date	During Last 5 Years
OFFICERS
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER AGE: 59	Chief Compliance Officer	2008	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.

SUSAN WALKER BENDER, Esq. AGE: 53	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

THOMAS DAILEY AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s taxable and tax-exempt money market funds and municipal funds.

MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 44

IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2008	Electronic Filing Manager and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011).

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 45

	Position	Position
Name &	with	Start	Principal Occupation
Age	Fund	Date	During Last 5 Years
HUI PING HO, CPA	Assistant Treasurer	2008	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
AGE: 47
LANCELOT A. KING, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

JAMES McGLYNN, CFA AGE: 53	Vice President	2009	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in 2008, Mr. McGlynn was Managing Director, Equities,
			at Summit Investment Partners, Inc. and lead portfolio manager of Summit’s large-cap value team.

AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 46

ANDREW K. NIEBLER, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.

CATHERINE P. ROY	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
AGE: 56
WILLIAM M. TARTIKOFF, Esq. AGE: 65	Vice President & Secretary	2008	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.

NATALIE TRUNOW AGE: 44	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio
			Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 60	Treasurer	2008	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.

MICHAEL V. YUHAS JR., CPA AGE: 51	Fund Controller	2008	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 47

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www .calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 48

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$25,905		$17,270
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,640	0%	$2,820	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$31,545	0%	$20,090	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012